CFM TECHNOLOGIES, INC.

                         408,331 SHARES OF COMMON STOCK,
                             no par value per share

                            issuable pursuant to the

                   AMENDED AND RESTATED CFM TECHNOLOGIES, INC.
                         1992 EMPLOYEE STOCK OPTION PLAN

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             THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING
                 SECURITIES THAT HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED.

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     CFM Technologies, Inc. (the "Company") has filed a Registration Statement on Form S-8 with the Securities and Exchange Commission (the "Commission") covering shares of the Company's common stock issuable upon exercise of options granted under the Amended and Restated CFM Technologies, Inc. 1992 Employee Stock Option Plan, the Amended and Restated CFM Technologies, Inc. Employee Stock Purchase Plan, the Amended and Restated CFM Technologies, Inc. 1995 Incentive Plan and the Amended and Restated CFM Technologies, Inc. Non-Employee Directors' Stock Option Plan. This document is being provided to all participants in the Amended and Restated CFM Technologies, Inc. 1992 Employee Stock Option Plan (the "Plan"). It contains a brief summary of certain Plan provisions and incorporates certain documents filed by the Company with the Commission.

     The following Plan summary is not intended to amend or alter the Plan in any manner nor does it address all Plan provisions. To the extent that the information contained in the summary differs or conflicts with provisions of the Plan, the terms of the Plan control. A copy of the Plan has been attached for your convenience, but is not incorporated into this document. Additional information concerning the Plan and the Plan administrators can be obtained by contacting Lorin J. Randall, Vice President-Finance, CFM Technologies, Inc., 150 Oaklands Boulevard, Exton, PA 19341, (610) 280-8300.

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                    The date of this document is May 1, 1999



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     No person has been authorized to give any information or to make any representations, other than those contained in this document, in connection with the offering contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by CFM Technologies, Inc. This document does not constitute an offer to sell, or the solicitation of an offer to buy, the securities covered by this document to any person in any jurisdiction in which it is unlawful to make such an offer or solicitation. Neither delivery of this document nor any sale made hereunder shall, under any circumstances, create an implication that there has been no change in the facts herein set forth since the date hereof or that the information contained herein is correct as of any time subsequent to that date.

     Persons who are deemed to be "affiliates" of CFM Technologies, Inc. under the Securities Act of 1933 may reoffer or resell the shares of the Common Stock acquired pursuant to the CFM Technologies, Inc. Employee Stock Purchase Plan only pursuant to the registration provisions of the Securities Act of 1933, as amended, or an exemption therefrom, including Rule 144 under the Securities Act of 1933. Affiliates may not use this document for the reoffer or resale of such shares.

                                TABLE OF CONTENTS

I.     SUMMARY OF AMENDED AND RESTATED CFM TECHNOLOGIES, INC.
       1992 EMPLOYEE STOCK OPTION PLAN................................. 3
       PURPOSE......................................................... 3
       PLAN ADMINISTRATION............................................. 3
       ELIGIBLE PARTICIPANTS........................................... 3
       OPTION GRANTS................................................... 3
       EXERCISING THE OPTIONS.......................................... 4
       TERMINATION, AMENDMENT AND EXTENSION OF PLAN.................... 5
       AMENDMENTS AND TERMINATION OF OPTIONS........................... 5
       DEATH OF GRANTEE................................................ 6
       TRANSFERABILITY OF OPTION....................................... 6
       SALE OF SHARES OBTAINED UNDER THE PLAN.......................... 6
       APPLICATION OF SECTION 16 OF THE EXCHANGE ACT................... 6
       CERTAIN FEDERAL INCOME TAX CONSEQUENCES......................... 7
       LEGAL REQUIREMENTS.............................................. 7

II.    DOCUMENTS INCORPORATED BY REFERENCE ............................ 7

III.   DOCUMENTS AVAILABLE UPON REQUEST ............................... 8



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I.   SUMMARY OF AMENDED AND RESTATED CFM TECHNOLOGIES, INC. 1992
     EMPLOYEE STOCK OPTION PLAN

     PURPOSE

     The purpose of the Plan is to enable the Company to compensate and provide incentives to key employees, directors and officers of, and consultants and advisors to the Company and its subsidiaries in carrying out their duties.


     PLAN ADMINISTRATION

     The Plan shall be administered by the Executive Compensation and Stock Option Committee of the Company's Board of Directors (the "Committee"), which shall consist of two or more directors of the Company, each of whom meets the eligibility conditions provided in Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule may be amended from time to time. The Committee has the power to construe and interpret the Plan and stock options (the "Options") granted thereunder, to establish and amend rules for its administration, to grant Options under the Plan and to correct any defect or omission and reconcile any inconsistency in the Plan or in any Options to the extent the Committee deems necessary to carry the Plan into effect.


     ELIGIBLE PARTICIPANTS

     The Plan is available to key employees of the Company and its subsidiaries and to such directors and officers of, and consultants and advisors to, the Company and its subsidiaries as may be selected and approved by the Committee.


      OPTION GRANTS

     Options for a total of 408,331 shares of Common Stock have been issued pursuant to the Plan, and no additional Options will be granted thereunder.

     Options granted under the Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("Non-Qualified Stock Options"). Incentive Stock Options may only be granted to key personnel of the Company and its subsidiaries, which the Committee shall determine in its discretion. The Committee shall also determine the recipients of Options, the number of shares of Common Stock subject to Options, the exercise prices of Options (the "Option Price"), the types of Options to be granted, the dates Options are granted and the duration of Options. Shares of Common Stock issued upon the exercise of Options may be either authorized and unissued shares, treasury shares or a combination of both. Options shall be evidenced by, and subject to the terms of an agreement (an "Option Agreement") which shall be in substantially the form attached to the Plan.


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     The Option Price per share of Common Stock shall be fixed by the Committee but, in the case of an Incentive Stock Option, shall be at least 100% of the fair market value of a share of Common Stock on the date of the grant. In the event that the grantee owns capital stock of the Company representing over 10% of the total voting power of all classes of the Company's stock, the Option Price per share shall not be less than 110% of the fair market value per share of Common Stock on the date of the grant.

     In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the Common Stock, the Committee shall make appropriate changes in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the prices specified therein.


                             EXERCISING THE OPTIONS

VESTING OF OPTIONS

     All Options granted shall be exercisable upon the happening of certain events, the passage of a specified period of time or the fulfillment of a condition, as shall be decided by the Committee when the Option is granted. The Committee may, in its discretion, permit the purchase of shares under any Option prior to the vesting of such Options under the Option Agreement.

METHOD OF EXERCISE

     Grantees may exercise their Options by delivering to the Company written notice specifying the number of shares to be purchased and the Option Price therefor. The purchase price of shares purchased under the Plan shall be paid by the Participant at the time of delivery of such shares in cash payable by certified or cashier's check. If requested, the grantee shall supply the Committee with such evidence as the Committee may deem necessary or desirable to satisfy the Committee that the grantee is entitled to exercise the Option and that such exercise is proper under the securities laws and any other laws or regulations specified by the Committee. Upon payment in full of the Option Price and satisfaction of the other conditions provided in the Plan, a stock certificate representing the number of shares of Common Stock to which the grantee is entitled shall be issued and delivered to the grantee.

CONDITIONS OF EXERCISE

     If the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, the issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on such exchange or The Nasdaq Stock Market. The Company shall have no obligation to issue any shares of Common Stock upon exercise of an Option unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected. In addition, if the Committee determines that the registration or qualification of the shares of Common Stock subject to an Option under any state or federal securities or other laws, or any other governmental consent or approval, is necessary or desirable, no such Option may be exercised and no shares of Common Stock may be issued pursuant to such Option unless such registration, qualification, consent or approval has been effected or obtained.


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                  TERMINATION, AMENDMENT AND EXTENSION OF PLAN

     Unless sooner terminated, the Plan shall terminate on December 31, 2003. The Board of Directors has determined that no additional Options will be granted under the Plan. Termination of the Plan will not affect Options granted before such date and such Options will continue to be exercisable after the Plan terminates.

     The Committee may at any time make such additions or amendments to the Plan as it deems advisable; PROVIDED, HOWEVER, that, it may not, without further shareholder approval, (a) increase the maximum number of shares of Common Stock issuable under the Plan, subject to exceptions in the event of any material change in the Company's capital structure, (b) extend the term of the Plan, or
(c) change the class of persons eligible for grants of Options under the Plan.


                      AMENDMENTS AND TERMINATION OF OPTIONS

AMENDMENTS OF OPTIONS

     The Committee may, in its discretion, modify the repurchase, confidential information and covenant not to complete provisions in the form of Option Agreement. The Committee may also change other provisions in the Option Agreement to the extent that such changes would not require shareholder approval of an amendment to the Plan under Rule 16b-3.

OPTION TERM

     The term of each Option (the "Option Term") shall be set forth by the Committee in the Option Agreement. No Option shall be exercisable more than ten
(10) years after the date of the grant of such Option, subject to the provisions applicable upon the death of a grantee or the termination of a grantee's employment. An Option intended to be an Incentive Stock Option which is granted to a person owning capital stock of the corporation representing over 10% of the total voting power of all classes of the Company's stock shall not be exercisable more than five (5) years after the date of grant. If Options expire unexercised, the shares of Common Stock subject to such Options shall again be available for issuance under the Plan.


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                                DEATH OF GRANTEE

     Unless otherwise specified in the Option grant, upon the death of an Option holder, any Option held by such grantee that was exercisable on the date of death may be exercised only by the executor or administrator of the grantee's estate or by the person(s) to whom the grantee's rights pass by will or the laws of descent and distribution.


                            TRANSFERABILITY OF OPTION

     Options granted under the Plan are not transferable by the grantee other than by will or by the laws of descent and distribution or pursuant to the Employee Retirement Income Security Act, to the extent consistent with the terms of the Plan and the Option. Options shall be exercisable only by the grantee, during the grantee's lifetime (or by his or her guardian or legal representative).


                     SALE OF SHARES OBTAINED UNDER THE PLAN

     Grantees (except for "Affiliates" of the Company) are free to sell Common Stock acquired by them under the Plan. "Affiliates" of the Company are persons who (directly or indirectly) control, are controlled by, or are under common control with the Company and, thus, may include the Company's directors and executive officers. Affiliates of the Company may sell Common Stock acquired by them under the Plan pursuant to the quantity and other limitations of Rule 144 under the Securities Act of 1933, as amended.


                  APPLICATION OF SECTION 16 OF THE EXCHANGE ACT

     Grantees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are advised to consult with their own counsel prior to the resale of their shares of Common Stock.


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                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion generally describes the possible federal income tax consequences of participating in the Plan. The description is based upon the Code as it has been interpreted to the date hereof and therefore may not be a sufficient description of the tax consequences if there were a change in the Code as it is written or interpreted. Different rules than those summarized below may apply to grantees subject to Section 16 of the Exchange Act and to grantees who exercised their Options using previously-owned Common Stock. Because the tax consequences may vary with each grantee, grantees are advised to consult with their own tax advisors. No attempt has been made herein to describe the state and local tax consequences of participating in the Plan, which may differ significantly from the federal income tax consequences of such participation.

     Grantees of Options are subject to tax liability at the time the Options are exercised, not at the time the Options are granted to them. Generally, for Non-Qualified Stock Options, such as the Options granted under the Plan, a grantee's tax liability is based on the amount by which the fair market value of the Common Stock underlying the Option, calculated on the day the Option is exercised, exceeds the Option exercise price. The Company will receive a corresponding deduction. When the grantee subsequently disposes of the Common Stock, the grantee will realize capital gain or loss, based on the difference between the disposition price and the fair market value of the Common Stock at the time the Option was exercised.


                               LEGAL REQUIREMENTS

     The Plan is not qualified under Section 401(a) of the Code nor do the provisions of the Employee Retirement Income Security Act of 1974 apply to the Plan.


II.   DOCUMENTS INCORPORATED BY REFERENCE

     The following documents filed with the SEC pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934 by the Company are incorporated herein by reference:

      (a) The Company's Annual report on Form 10-K for the fiscal year ended October 31, 1998.

      (b) The Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 1999.

      (c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A, filed with the Commission by the Company on June 10, 1996, as amended by Amendment No. 1 on Form 8-A/A to the Company's Registration Statement on Form 8-A, filed with the Commission by the Company on June 14, 1996.

     Each document filed by the Company pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such document.

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III.  DOCUMENTS AVAILABLE UPON REQUEST

     The Company will furnish, without charge, to each person to whom a copy of this document is delivered, a copy of its most recent annual report to shareholders, and will also deliver copies of all reports, proxy statements and other communications distributed to its shareholders generally. The Company will also provide, without charge, to each such person, on their written or oral request, a copy of any or all of the documents incorporated herein by reference and all documents constituting the Section 10(a) Prospectus (including any current appendix) under the Securities Act of 1933, as amended, of which this document is part. All such requests should be directed to Lorin J. Randall, Vice President-Finance, CFM Technologies, Inc., 150 Oaklands Boulevard, Exton, PA 19341 ((610) 280-8300).

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